Exhibit 32.2

Certification of Principal Financial Officer Pursuant to 18 U.S.C. Section 1350 as Adopted

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Spyro Korsanos, Chief Financial Officer of Tio Tech A (the “Company”), hereby certify, that, to my knowledge:

1.

The Quarterly Report on Form 10-Q for the quarter ended March 31, 2021 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 22, 2021

/s/ Spyro Korsanos
Spyro Korsanos
Chief Financial Officer
(Principal Financial Officer)